EXHIBIT (q)(3)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Information Age Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                          Title                         Date
       ---------                          -----                         ----

/s/ Duncan W. Richardson
-------------------------   President, Principal Executive          July 1, 2003
Duncan W. Richarson         Officer


/s/ William J. Austin, Jr.
-------------------------   Treasurer and Principal Financial and   July 1, 2003
William J. Austin, Jr.      Accounting Officer


/s/ Jessica M. Bibliowicz
-------------------------               Trustee                     July 1, 2003
Jessica M. Bibliowicz



-------------------------               Trustee                     July 1, 2003
Edward K.Y. Chen


/s/ James B. Hawkes
-------------------------               Trustee                     July 1, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
-------------------------               Trustee                     July 1, 2003
Samuel L. Hayes, III



-------------------------               Trustee                     July 1, 2003
Robert Lloyd George


/s/ William H. Park
-------------------------               Trustee                     July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
-------------------------               Trustee                     July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
-------------------------               Trustee                     July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
-------------------------               Trustee                     July 1, 2003
Lynn A. Stout